UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5851
                                                     ---------------------

                       Colonial InterMarket Income Trust I
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3363
                                                           -------------------

                  Date of fiscal year end:  11/30/2003
                                           ------------------

                  Date of reporting period: 11/30/2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[photo of calculator and newspaper]


COLONIAL INTERMARKET INCOME TRUST I        ANNUAL REPORT

NOVEMBER 30, 2003

Not FDIC Insured
May Lose Value
No Bank Guarantee

COLONIAL FUNDS
One Financial Center
Boston, MA 02111-2621

January 14, 2004


Dear Shareholder:

I am writing to you as the independent chairman of the board of trustees of your Colonial fund. I have been privileged to serve on the board of the Colonial funds for more than three years and on the board of many of the affiliated Columbia funds for more than seven years. On December 8, 2003 the board of trustees elected me the chairman. Over those seven years I have gained a deep sense of responsibility for the continued success of our funds. Needless to say, the entire board shares that commitment to you.

These have been troubling times in the fund industry, with newspapers reporting widely on trading and governance failings. Your board has been energetic over the past year in strengthening our organization and our capacity to effectively oversee the Colonial funds.

First, as already indicated, the trustees in December elected an independent trustee to chair our twelve person board. All of the trustees are completely independent of the advisor and its affiliates except for the president of the funds, Joseph Palombo. Each committee of the board is comprised only of independent trustees.

Second, last year we reconfigured the membership of the four person audit committee to include only persons qualifying as "audit committee financial experts" under the demanding standards of the Sarbanes-Oxley legislation. Few audit committees are fortunate to possess such a breadth and depth of financial experience.

Third, we strengthened our oversight capacity by appointing Martha Fox as chief compliance officer of the Colonial funds, reporting directly to your fund's audit committee. We also assigned board members to four separate investment oversight committees, each better able to monitor performance of individual funds.

Fourth, with guidance from our board the investment advisor last year increased its vigilance to identify and discourage trading in open end mutual fund shares by speculators. Monitoring personnel have attempted to identify and reject frequent traders, but frankly that effort by itself cannot be 100% effective. Accordingly, in February 2003 we implemented 2% redemption penalties in the open end international funds most subject to market timing, and we are considering still broader application of redemption fees to curb further attempts to profit from the open end funds by short-term trading. We are also closely monitoring legislative and regulatory initiatives that would aid in preventing abuses of open end funds that currently cannot be detected directly by management or our transfer agent.

Finally, to further align the interests of the trustees with those of our shareholders, the board late last year voted to double the required investment by each trustee in the funds that we oversee. At the same time, new policies were instituted requiring all investment personnel and trustees to hold any mutual fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board committee).

Undoubtedly, more improvements will be made in the period ahead, but the board wants you to know that we take our responsibilities very seriously and we commit to you our continued efforts to serve your interests.

Sincerely,

/s/ Thomas C. Theobald

Thomas C. Theobald
Chairman

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

It was another solid year for the US bond market. However, the positive gains reported from all major sectors masked an extremely volatile environment. Most of the gains were actually earned in the first half of the reporting period and they were sufficient to offset losses or declining performance in the second half.

From December through mid-June, interest rates generally declined and bond prices rose as the economy struggled to gain a solid footing and the nation prepared to go to war. In June, the yield on the 10-year Treasury note fell to a 45-year low of just over 3.1%. High-yield bonds were the primary beneficiaries of this trend as investors seemed willing to put their fears aside and look to better times ahead. However, after the major military battles of the war were declared over and the economy showed clear signs of picking up, interest rates began to rise and bond prices came down in most sectors. The 10-year yield reached a high of 4.4% in August, then moved within a tight range around 4.0% to 4.2% for the remainder of the period. As the environment changed, high-yield and mortgage bonds held up better than other sectors while Treasury bonds lagged.

This reversal of fortune for bonds and a shift of investor enthusiasm back to stocks, which drove equity returns back into double digit territory, serve as a reminder that a diversified portfolio may offer the best opportunity for long-term investment success. Talk to your financial advisor if you're uncertain about the level of diversification of your portfolio. Your advisor can help you keep your investments on track.

As always, thank you for investing in Colonial Funds. We look forward to continuing to serve you in the years ahead.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
January 12, 2004

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT

PRICE PER SHARE AS OF 11/30/03 ($)

Net asset value            9.47
-------------------------------
Market price               8.96
-------------------------------


1-YEAR TOTAL RETURN
AS OF 11/30/03 (%)

Net asset value           18.21
-------------------------------
Market price              20.93
-------------------------------
Lipper General Bond
  Funds Category average  17.73
-------------------------------

All results shown assume reinvestment of distributions.

DISTRIBUTIONS DECLARED
PER SHARE
12/1/02-11/30/03 ($)
                           0.65
-------------------------------


SECURITIES BREAKDOWN
AS OF 11/30/03 (%)

Corporate fixed-income
bonds & notes              41.7
-------------------------------
Foreign government
obligations                32.1
-------------------------------
US government
agencies & obligations     22.9
-------------------------------
Cash equivalents            2.3
-------------------------------
Preferred stock             0.9
-------------------------------
Other                       0.1
-------------------------------


TOP 5 FOREIGN COUNTRIES
AS OF 11/30/03 (%)

Canada                      3.8
-------------------------------
United Kingdom              3.6
-------------------------------
Brazil                      2.8
-------------------------------
Australia                   2.7
-------------------------------
Sweden                      2.6
-------------------------------

Securities and country breakdowns are calculated as a percentage of net assets. Because the trust is actively managed, there can be no guarantee that the trust will continue to maintain these weightings in the future.

For the 12-month period ended November 30, 2003, Colonial InterMarket Income Trust I generated a total return of 18.21%, based on investment at net asset value. It did better than the Lipper General Bond Funds Category average of 17.73%.1 The period was favorable for fixed-income securities, as interest rates trended downward for most of the year. The trust was aided by especially strong performances from high-yield and foreign bonds.

Since November of 2002, when signs of a meaningful economic rebound began to emerge, investors have been more willing to assume the risks of economically leveraged securities. High-yield bonds outperformed the US government and investment grade corporate fixed-income markets, appreciating during the 12-month period by over 25%, as measured by the CSFB High Yield Developed Country Index. The trust was able to capitalize on this shift in market sentiment because we had increased our high-yield exposure from 36% of total assets in November of 2002 to 40% at the beginning of 2003. We maintained this allocation throughout the year, trimming some individual positions as they appreciated.

In February and March, we increased our exposure to formerly down-and-out industries such as cable and telecom. Cable company Charter Communications Holdings (0.7% of net assets) exemplified the advantage in holding low-quality securities: its CCC-rated bonds nearly tripled in value.2 Electric utility holdings such as AES and Calpine (0.4% and 0.3% of net assets, respectively) also performed well.

The trust also benefited from its exposure to a range of foreign markets. During a time when the lowest quality securities posted the highest returns, our positions in emerging markets such as Brazil and Russia were especially helpful. Brazil's new government had been perceived as a threat to financial markets, but investor views turned positive when pro-market, pro-reform policies were put in place. While the country remains highly indebted, inflation is trending lower and financial markets have responded well to this and other signs of positive political and economic momentum. Russia, meanwhile, has benefited from high oil prices, prudent fiscal policy and improving economic prospects. In October, Moody's upgraded Russian securities to investment grade, noting the country's strong reserves and ability to pay back debt.

The weakness of the US dollar against most currencies during the past 12 months enhanced the returns from established foreign markets. The trust had significant exposure to bonds denominated in currencies such as the Euro and the Canadian, Australian and New Zealand dollars, which gained more than 20% relative to the US dollar. The trust also had a small amount of exposure to bonds denominated in the South African rand, which appreciated over 40% versus the dollar as the South African central bank brought inflation under control and the government adhered to fiscally responsible policy.

------------
1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the trust.

2  Holdings are disclosed as of November 30, 2003.

We anticipate that the US economy will continue to drive global growth in 2004. The growing fiscal and current account deficits in the United States are likely to continue to put downward pressure on the dollar. We also believe that the Federal Reserve should be able to keep interest rates low for some time to come, because unemployment remains around 6%, job growth is tentative and core inflation is low. It is unlikely that the high-yield market will repeat its recent strong performance next year because the yield advantage of low-rated securities came down considerably over the past year. However, the overall economic environment still appears favorable enough for us to maintain the trust's current allocation to high-yield. We believe that low US rates and a strengthening economy should allow for continued improvement in credit quality.

/s/ Laura A. Ostrander

Laura A. Ostrander has been the portfolio manager of Colonial InterMarket Income Trust I since November 1999 and has co-managed various other funds for Columbia Management Advisors, Inc. or its predecessors since December 1996.

Past performance is no guarantee of future investment results. Current performance may be higher or lower than performance data shown.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

INVESTMENT PORTFOLIO

November 30, 2003



CORPORATE FIXED-INCOME
BONDS & NOTES - 41.7%                      PAR        VALUE
-----------------------------------------------------------
AGRICULTURE - 0.3%
AGRICULTURE PRODUCTION - 0.3%
Hines Nurseries, Inc.,
   10.250% 10/01/11 (a)       USD       70,000   $   75,775
Seminis, Inc.,
   10.250% 10/01/13 (a)                202,000      214,120
                                                 ----------
                                                    289,895
                                                 ----------

-----------------------------------------------------------
CONSTRUCTION - 1.4%
BUILDING CONSTRUCTION - 1.4%
Associated Materials, Inc.,
   9.750% 04/15/12                     125,000      135,000
Atrium Companies, Inc.,
   10.500% 05/01/09                     95,000      101,056
D.R. Horton, Inc.,
   9.750% 09/15/10                     400,000      472,000
J. Ray McDermott SA,
   11.000% 12/15/13 (a)(b)             120,000      120,600
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                      25,000       27,313
   10.500% 10/01/07                    125,000      146,719
Nortek Holdings, Inc.,
   (d) 05/15/11
   (10.000% 11/15/07) (a)              215,000      152,650
Standard Pacific Corp.,
   9.250% 04/15/12                     185,000      205,350
William Lyon Homes, Inc.,
   10.750% 04/01/13                     90,000      100,800
                                                 ----------
                                                  1,461,488
                                                 ----------

-----------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 2.4%
DEPOSITORY INSTITUTIONS - 1.6%
Dollar Financial Group, Inc.,
   9.750% 11/15/11 (a)                 150,000      154,500
Euro Investment Bank,
   7.625% 12/07/07            GBP      295,000      553,681
Federal Farm Credit Bank,
   5.000% 08/25/10            USD      900,000      914,840
Western Financial Bank,
   9.625% 05/15/12                      30,000       33,600
                                                 ----------
                                                  1,656,621
                                                 ----------
FINANCIAL SERVICES - 0.6%
FINOVA Group, Inc.,
   7.500% 11/15/09                     255,000      141,525
LaBranche & Co., Inc.,
   12.000% 03/02/07                    140,000      133,000
MDP Acquisitions PLC,
   9.625% 10/01/12                     235,000      260,850
Poster Financial Group, Inc.,
   8.750% 12/01/11 (a)(b)               25,000       25,625
Tiers-Mir-2001-14,
   7.200% 06/15/04 (a)(f)              180,000       88,200
                                                 ----------
                                                    649,200
                                                 ----------
REAL ESTATE - 0.2%
Forest City Enterprises, Inc.,
   7.625% 06/01/15                      70,000       73,150




                                           PAR        VALUE
-----------------------------------------------------------
Thornburg Mortgage, Inc.,
   8.000% 05/15/13            USD      110,000   $  115,500
                                                 ----------
                                                    188,650
                                                 ----------

-----------------------------------------------------------
MANUFACTURING - 12.9%
APPAREL - 0.5%
Broder Brothers,
   11.250% 10/15/10 (a)                120,000      121,200
Levi Strauss & Co.,
   12.250% 12/15/12                    255,000      183,600
Perry Ellis International, Inc.,
   8.875% 09/15/13 (a)                  20,000       20,800
Phillips-Van Heusen Corp.,
   8.125% 05/01/13 (a)                  60,000       63,300
Warnaco, Inc.,
   8.875% 06/15/13 (a)                  45,000       45,787
William Carter Co.,
   10.875% 08/15/11                     42,000       47,723
                                                 ----------
                                                    482,410
                                                 ----------
AUTO PARTS & EQUIPMENT - 0.8%
Accuride Corp.,
   9.250% 02/01/08                      50,000       50,500
Cummins, Inc.,
   9.500% 12/01/10 (a)                 135,000      155,250
Dana Corp.:
   9.000% 08/15/11                      95,000      108,063
   10.125% 03/15/10                     80,000       91,600
Delco Remy International, Inc.,
   10.625% 08/01/06                     55,000       53,900
Goodyear Tire & Rubber Co.,
   7.857% 08/15/11                     170,000      145,350
Metaldyne Corp.,
   10.000% 11/01/13 (a)                 70,000       67,900
Rexnord Corp.,
   10.125% 12/15/12                     60,000       65,400
TRW Automotive, Inc.:
   9.375% 02/15/13 (a)                  35,000       39,550
   11.000% 02/15/13 (a)                 30,000       35,250
                                                 ----------
                                                    812,763
                                                 ----------
CHEMICALS & ALLIED PRODUCTS - 2.5%
Avecia Group PLC,
   11.000% 07/01/09                    155,000      133,300
Bio-Rad Laboratories, Inc.,
   7.500% 08/15/13                     150,000      161,250
Equistar Chemicals LP:
   10.125% 09/01/08                    100,000      106,000
   10.625% 05/01/11 (a)                 85,000       89,675
FMC Corp.,
   10.250% 11/01/09                     90,000      105,300
Huntsman ICI Holdings LLC,
   (c) 12/31/09                      1,430,000      622,050
IMC Global, Inc.,
   10.875% 08/01/13 (a)                105,000      110,775
Koppers Industries, Inc.:
   9.875% 12/01/07                     225,000      232,407
   9.875% 10/15/13 (a)                 160,000      173,600



See notes to investment portfolio.

November 30, 2003


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
MANUFACTURING (CONTINUED)
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
Lyondell Chemical Co.,
   9.625% 05/01/07            USD      190,000    $ 195,225
MacDermid, Inc.,
   9.125% 07/15/11                     125,000      139,687
Phibro Animal Health Corp.,
   13.000% 12/01/07 (a)                130,000      133,900
PolyOne Corp.,
   10.625% 05/15/10                     35,000       33,600
Scotts Co.,
   6.625% 11/15/13 (a)                  20,000       20,150
Terra Capital, Inc.,
   12.875% 10/15/08                    215,000      249,938
Westlake Chemical Corp.,
   8.750% 07/15/11 (a)                  85,000       91,587
                                                 ----------
                                                  2,598,444
                                                 ----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
General Cable Corp.,
   9.500% 11/15/10 (a)                  35,000       36,925
UCAR Finance, Inc.,
   10.250% 02/15/12                    155,000      171,275
                                                 ----------
                                                    208,200
                                                 ----------
FABRICATED METAL - 0.2%
Earle M. Jorgensen Co.,
   9.750% 06/01/12                     175,000      190,750
                                                 ----------

FOOD & KINDRED PRODUCTS - 2.1%
Bavaria SA,
   8.875% 11/01/10 (a)                 180,000      178,256
Constellation Brands, Inc.,
   8.125% 01/15/12                     125,000      136,875
Del Monte Corp.,
   9.250% 05/15/11                     280,000      307,300
Dole Food Co., Inc.,
   8.625% 05/01/09                     185,000      199,338
Merisant Co.,
   9.500% 07/15/13 (a)                  90,000       92,250
Pinnacle Foods,
   8.250% 12/01/13 (a)                 170,000      175,100
Premier International Foods PLC,
   12.000% 09/01/09                    500,000      545,000
Roundy's, Inc.,
   8.875% 06/15/12                     180,000      190,800
Smithfield Foods, Inc.,
   8.000% 10/15/09                     205,000      225,500
Tabletop Holdings, Inc.,
   (d) 05/15/14
   (12.250% 11/15/08) (a)              230,000      124,200
                                                 ----------
                                                  2,174,619
                                                 ----------
FURNITURE & FIXTURES - 0.4%
Congoleum Corp.,
   8.625% 08/01/08                      95,000       57,000
Juno Lighting, Inc.,
   11.875% 07/01/09                    135,000      146,813




                                           PAR        VALUE
-----------------------------------------------------------
Norcraft Companies,
   9.000% 11/01/11 (a)        USD       65,000     $ 68,413
Simmons Co.,
   10.250% 03/15/09                     35,000       37,450
Tempur-Pedic, Inc.,
   10.250% 08/15/10 (a)                115,000      128,512
                                                 ----------
                                                    438,188
                                                 ----------
MEASURING & ANALYZING INSTRUMENTS - 0.2%
Fisher Scientific International, Inc.,
   8.125% 05/01/12                     152,000      163,020
                                                 ----------

MISCELLANEOUS MANUFACTURING - 2.0%
AGCO Corp.,
   9.500% 05/01/08                     150,000      163,875
Applied Extrusion Technologies, Inc.,
   10.750% 07/01/11                    145,000      112,375
Berry Plastics Corp.,
   10.750% 07/15/12 (a)                110,000      124,850
Case New Holland, Inc.,
   9.250% 08/01/11 (a)                 110,000      123,200
Crown European Holdings SA,
   10.875% 03/01/13                    135,000      155,925
Flowserve Corp.,
   12.250% 08/15/10                    140,000      162,400
Owens-Brockway Glass Container,
   8.250% 05/15/13                     245,000      256,025
Owens-Illinois, Inc.:
   7.150% 05/15/05                      30,000       30,675
   7.350% 05/15/08                     160,000      160,400
   7.500% 05/15/10                      35,000       35,000
SPX Corp.,
   7.500% 01/01/13                     115,000      123,050
Tekni-Plex, Inc.,
   12.750% 06/15/10                    215,000      227,900
Terex Corp.,
   10.375% 04/01/11                    150,000      168,000
TriMas Corp.,
   9.875% 06/15/12                     285,000      289,987
                                                 ----------
                                                  2,133,662
                                                 ----------
PAPER PRODUCTS - 0.6%
Buckeye Technologies, Inc.,
   8.500% 10/01/13 (a)                  30,000       31,875
Caraustar Industries, Inc.,
   9.875% 04/01/11                     115,000      121,900
Georgia-Pacific Corp.,
   8.875% 02/01/10                     140,000      157,850
Millar Western Forest Products,
   7.750% 11/15/13 (a)                  95,000       95,485
Norske Skog Canada Ltd.,
   8.625% 06/15/11                      60,000       61,200
Smurfit-Stone Container Corp.,
   8.250% 10/01/12                     110,000      117,425
Tembec Industries, Inc.,
   8.500% 02/01/11                     100,000       97,000
                                                 ----------
                                                    682,735
                                                 ----------




See notes to investment portfolio.

November 30, 2003


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
MANUFACTURING (CONTINUED)
PRIMARY METAL - 0.6%
Bayou Steel Corp.,
   9.500% 05/15/08 (f)        USD      500,000     $ 95,000
IMCO Recycling, Inc.,
   10.375% 10/15/10 (a)                 85,000       79,900
Kaiser Aluminum & Chemical Corp.:
   9.875% 02/15/49 (f)                 250,000      212,500
   10.875% 10/15/06 (f)                 40,000       34,600
Oregon Steel Mills, Inc.,
   10.000% 07/15/09                    110,000       88,000
Steel Dynamics, Inc.:
   9.500% 03/15/09                      35,000       38,238
   9.500% 03/15/09 (a)                  35,000       38,238
                                                 ----------
                                                    586,476
                                                 ----------
PRINTING & PUBLISHING - 2.0%
Advanstar Communications, Inc.,
   12.000% 02/15/11                    210,000      215,250
Dex Media, Inc.,
   8.000% 11/15/13 (a)                 150,000      151,875
Dex Media East LLC,
   12.125% 11/15/12                    260,000      312,000
Dex Media West LLC,
   9.875% 08/15/13 (a)                 120,000      136,200
Hollinger, Inc.,
   11.875% 03/01/11 (a)                130,000      141,700
Moore North America Finance, Inc.,
   7.875% 01/15/11 (a)                  75,000       85,125
PriMedia, Inc.,
   8.875% 05/15/11                     260,000      269,750
Quebecor Media, Inc.,
   11.125% 07/15/11                    275,000      315,562
Von Hoffmann Corp.:
   10.250% 03/15/09                    200,000      210,000
   10.250% 03/15/09 (a)                 50,000       52,500
Yell Finance BV,
   10.750% 08/01/11                    215,000      252,625
                                                 ----------
                                                  2,142,587
                                                 ----------
TRANSPORTATION EQUIPMENT - 0.8%
BE Aerospace, Inc.,
   8.875% 05/01/11                     155,000      141,050
Collins & Aikman Products Co.,
   9.750% 02/15/10                     100,000      107,250
Dura Operating Corp.:
   8.625% 04/15/12                     155,000      157,325
   9.000% 05/01/09                     130,000      120,250
Hexcel Corp.,
   9.750% 01/15/09                     100,000      104,250
Newcor, Inc.,
   6.000% 01/31/13 (g)                 165,817       71,999
Sequa Corp.,
   8.875% 04/01/08                      95,000      103,313
                                                 ----------
                                                    805,437
                                                 ----------
-----------------------------------------------------------



                                           PAR        VALUE
-----------------------------------------------------------
MINING & ENERGY - 2.8%
OIL & GAS EXTRACTION - 2.6%
Benton Oil & Gas Co.,
   9.375% 11/01/07            USD      140,000    $ 138,600
Chesapeake Energy Corp.:
   7.750% 01/15/15                     130,000      139,750
   8.125% 04/01/11                      60,000       65,400
Coastal Corp.,
   7.750% 06/15/10                     250,000      220,000
Compton Petroleum Corp.,
   9.900% 05/15/09                     135,000      147,150
Denbury Resources, Inc.,
   7.500% 04/01/13                      75,000       77,813
El Paso Energy Partners LP,
   8.500% 06/01/11                      40,000       43,800
Encore Acquisition Co.,
   8.375% 06/15/12                     135,000      143,100
Energy Partners Ltd.,
   8.750% 08/01/10                      50,000       52,813
Forest Oil Corp.,
   8.000% 06/15/08                     170,000      182,750
Gazprom,
   9.625% 03/01/13                     140,000      151,200
Houston Exploration Co.,
   7.000% 06/15/13 (a)                  35,000       35,438
Magnum Hunter Resources, Inc.,
   9.600% 03/15/12                      60,000       67,500
PDVSA Finance Ltd.:
   6.250% 02/15/06            EUR      212,250      249,554
   6.650% 02/15/06            USD      150,000      148,875
Petroleos Mexicanos,
   6.500% 02/01/05                     150,000      157,125
Pioneer Natural Resources Co.,
   9.625% 04/01/10                     225,000      275,969
Pogo Producing Co.,
   8.250% 04/15/11                     225,000      249,187
Stone Energy Corp.,
   8.250% 12/15/11                      90,000       96,525
Tom Brown, Inc.,
   7.250% 09/15/13                      80,000       83,600
Trico Marine Services, Inc.,
   8.875% 05/15/12                      45,000       29,250
                                                 ----------
                                                  2,755,399
                                                 ----------
OIL & GAS FIELD SERVICES - 0.2%
Newpark Resources, Inc.,
   8.625% 12/15/07                     130,000      133,900
Premcor Refining Group, Inc.,
   7.500% 06/15/15                     105,000      107,625
                                                 ----------
                                                    241,525
                                                 ----------

-----------------------------------------------------------
RETAIL TRADE - 1.3%
APPAREL & ACCESSORY STORES - 0.1%
Gap, Inc.,
   10.550% 12/15/08                     75,000       91,688
Saks, Inc.,
   8.250% 11/15/08                      50,000       56,875
                                                 ----------
                                                    148,563
                                                 ----------



See notes to investment portfolio.

November 30, 2003


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
RETAIL TRADE (CONTINUED)
FOOD STORES - 0.3%
Delhaize America, Inc.,
   8.125% 04/15/11            USD      150,000    $ 169,925
Winn-Dixie Stores, Inc.,
   8.875% 04/01/08                     140,000      138,250
                                                 ----------
                                                    308,175
                                                 ----------
MISCELLANEOUS RETAIL - 0.7%
General Nutrition Center,
   8.500% 12/01/10 (a)                  50,000       51,000
Hollywood Entertainment Corp.,
   9.625% 03/15/11                     160,000      172,000
JC Penney Co., Inc.,
   8.000% 03/01/10                     185,000      212,750
Rite Aid Corp.,
   9.250% 06/01/13                     255,000      273,487
                                                 ----------
                                                    709,237
                                                 ----------
RESTAURANTS - 0.2%
Domino's, Inc.,
   8.250% 07/01/11 (a)                  40,000       42,150
Yum! Brands, Inc.,
   7.700% 07/01/12                     130,000      148,850
                                                 ----------
                                                    191,000
                                                 ----------

-----------------------------------------------------------
SERVICES - 6.3%
AMUSEMENT & RECREATION - 2.7%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                    150,000      171,750
Boyd Gaming Corp.,
   8.750% 04/15/12                      60,000       65,100
Circus-Circus & Eldorado/Silver Legacy,
   10.125% 03/01/12                     85,000       86,487
Hard Rock Hotel, Inc.,
   8.875% 06/01/13 (a)                 135,000      141,750
Hollywood Casino Shreveport,
   13.000% 08/01/06 (e)                330,000      235,950
Mohegan Tribal Gaming Authority:
   8.000% 04/01/12                     220,000      237,600
   8.375% 07/01/11                      90,000       97,875
Park Place Entertainment Corp.,
   9.375% 02/15/07                     200,000      223,500
Pinnacle Entertainment, Inc.:
   8.750% 10/01/13                     225,000      226,125
   9.250% 02/15/07                     140,000      144,200
Regal Cinemas, Inc.,
   9.375% 02/01/12                     150,000      170,250
River Rock Entertainment,
   9.750% 11/01/11 (a)                 140,000      149,100
Royal Caribbean Cruises Ltd.,
   8.000% 05/15/10                      95,000      102,481
Six Flags, Inc.,
   9.500% 02/01/09                     375,000      379,688
Town Sports International, Inc.,
   9.625% 04/15/11                      80,000       85,600
Trump Casino Holdings LLC,
   11.625% 03/15/10                    115,000      102,925




                                           PAR        VALUE
-----------------------------------------------------------
Venetian Casino Resort LLC,
   11.000% 06/15/10           USD      135,000    $ 156,262
                                                 ----------
                                                  2,776,643
                                                 ----------
AUTO EQUIPMENT & RENTAL SERVICES - 0.4%
NationsRent, Inc.,
   9.500% 10/15/10 (a)                 205,000      212,687
United Rentals, Inc.,
   10.750% 04/15/08                    115,000      128,225
Williams Scotsman, Inc.,
   9.875% 06/01/07                      80,000       78,800
                                                 ----------
                                                    419,712
                                                 ----------
BUSINESS SERVICES - 0.3%
Iron Mountain, Inc.,
   6.625% 01/01/16                     140,000      136,500
Stratus Technologies, Inc.,
   10.375% 12/01/08 (a)                150,000      153,375
Xerox Corp.,
   7.125% 06/15/10                      70,000       72,100
                                                 ----------
                                                    361,975
                                                 ----------
FUNERAL SERVICES - 0.4%
Service Corp. International,
   7.700% 04/15/09                     180,000      186,750
Stewart Enterprises, Inc.,
   10.750% 07/01/08                    170,000      191,250
                                                 ----------
                                                    378,000
                                                 ----------
HEALTH SERVICES - 1.7%
AmerisourceBergen Corp.,
   8.125% 09/01/08                      85,000       94,138
Coventry Health Care, Inc.,
   8.125% 02/15/12                     195,000      214,988
HCA, Inc.,
   8.750% 09/01/10                      90,000      104,085
IASIS Healthcare Corp.,
   13.000% 10/15/09                    125,000      140,313
InSight Health Services Corp.,
   9.875% 11/01/11                     160,000      168,200
Magellan Health Services, Inc.,
   9.375% 11/15/07 (a)(f)               95,000      104,975
MedQuest, Inc.,
   11.875% 08/15/12                    225,000      246,656
PacifiCare Health Systems, Inc.,
   10.750% 06/01/09                    230,000      264,500
Tenet Healthcare Corp.,
   6.375% 12/01/11                     230,000      212,750
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                    165,000      186,037
                                                 ----------
                                                  1,736,642
                                                 ----------
HOTELS, CAMPS & LODGING - 0.6%
Host Marriott LP,
   9.500% 01/15/07                     150,000      164,063
Inn of the Mountain Gods Resort
   & Casino,
   12.000% 11/15/10 (a)                 90,000       94,725
Starwood Hotels & Resorts Worldwide, Inc.,
   7.875% 05/01/12                     250,000      277,812




See notes to investment portfolio.

November 30, 2003


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
SERVICES (CONTINUED)
HOTELS, CAMPS & LODGING (CONTINUED)
Wynn Las Vegas LLC,
   12.000% 11/01/10           USD      105,000    $ 121,275
                                                 ----------
                                                    657,875
                                                 ----------
OTHER SERVICES - 0.2%
Corrections Corp. of America,
   9.875% 05/01/09                     125,000      140,000
Wackenhut Corrections Corp.,
   8.250% 07/15/13 (a)                  70,000       73,850
                                                 ----------
                                                    213,850
                                                 ----------

-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 13.8%
AEROSPACE - 0.2%
TransDigm, Inc.,
   8.375% 07/15/11 (a)                  85,000       89,675
Vought Aircraft Industries, Inc.,
   8.000% 07/15/11 (a)                  70,000       70,875
                                                 ----------
                                                    160,550
                                                 ----------
AIR TRANSPORTATION - 0.4%
Delta Air Lines, Inc.,
   7.900% 12/15/09                     185,000      148,000
Northwest Airlines, Inc.,
   9.875% 03/15/07                     150,000      133,500
U.S. Airways, Inc.,
   10.375% 03/01/13 (h)                557,585      192,367
                                                 ----------
                                                    473,867
                                                 ----------
BROADCASTING - 1.3%
CanWest Media, Inc.,
   10.625% 05/15/11                    265,000      300,775
Corus Entertainment, Inc.,
   8.750% 03/01/12                      80,000       88,000
Emmis Communications Corp.,
   (d) 03/15/11
   (12.500% 03/15/06)                  217,000      198,013
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                     170,000      186,150
Spanish Broadcasting System, Inc.,
   9.625% 11/01/09                      30,000       31,500
TV Azteca SA de CV,
   10.500% 02/15/07                    275,000      281,875
Videotron Ltee,
   6.875% 01/15/14 (a)                 105,000      108,150
XM Satellite Radio Holdings, Inc.,
   (d) 12/31/09
   (14.000% 12/31/05)                  208,520      181,412
                                                 ----------
                                                  1,375,875
                                                 ----------
CABLE - 2.2%
Charter Communications Holdings LLC:
   (d) 04/01/11
   (9.920% 04/01/04)                   610,000      466,650
   10.000% 04/01/09                     75,000       62,250
   10.250% 09/15/10 (a)                175,000      178,281




                                           PAR        VALUE
-----------------------------------------------------------
Comcast UK Cable Partners Ltd.,
   11.200% 11/15/07           USD      310,000    $ 311,550
CSC Holdings, Inc.,
   7.625% 04/01/11                     165,000      166,650
DirecTV Holdings LLC,
   8.375% 03/15/13                     130,000      147,063
EchoStar DBS Corp.,
   6.375% 10/01/11 (a)                 270,000      270,000
Insight Communications Co., Inc.,
   (d) 02/15/11
   (12.250% 02/15/06)                  180,000      142,650
Insight Midwest LP,
   9.750% 10/01/09                     150,000      158,625
Northland Cable Television, Inc.,
   10.250% 11/15/07                    205,000      202,950
Rogers Cable, Inc.,
   6.250% 06/15/13                      50,000       50,156
Shaw Communications, Inc.,
   7.500% 11/20/13            CAD      170,000      129,846
                                                 ----------
                                                  2,286,671
                                                 ----------
COMMUNICATION SERVICES - 0.5%
Crown Castle International Corp.,
   10.750% 08/01/11           USD      150,000      166,500
Dobson Communications Corp.,
   8.875% 10/01/13 (a)                 190,000      191,188
SBA Communications Corp.,
   10.250% 02/01/09                    235,000      215,612
                                                 ----------
                                                    573,300
                                                 ----------
COMMUNICATIONS - 0.1%
SpectraSite, Inc.,
   8.250% 05/15/10 (a)                  90,000       95,400
                                                 ----------

ELECTRIC, GAS & SANITARY SERVICES - 0.7%
Allied Waste North America, Inc.:
   6.500% 11/15/10 (a)                 145,000      145,000
   8.500% 12/01/08                     340,000      372,300
CMS Energy Corp.,
   8.900% 07/15/08                     175,000      185,719
                                                 ----------
                                                    703,019
                                                 ----------
ELECTRIC SERVICES - 2.0%
AES Corp.:
   9.000% 05/15/15 (a)                 205,000      223,450
   9.500% 06/01/09                     132,000      141,900
Beaver Valley Funding Corp.,
   9.000% 06/01/17                     165,000      188,471
Caithness Coso Funding Corp.,
   9.050% 12/15/09                     200,606      217,658
Calpine Corp.:
   8.500% 07/15/10 (a)                 140,000      129,500
   8.500% 02/15/11                     190,000      137,750
   8.625% 08/15/10                     100,000       72,500
Edison Mission Energy,
   9.875% 04/15/11                     170,000      170,850
Illinois Power Co.,
   11.500% 12/15/10                     50,000       59,000




See notes to investment portfolio.

November 30, 2003


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
ELECTRIC SERVICES (CONTINUED)
MSW Energy Holdings LLC:
   7.375% 09/01/10 (a)        USD       50,000     $ 50,750
   8.500% 09/01/10 (a)                 190,000      203,775
Nevada Power Co.:
   9.000% 08/15/13 (a)                  75,000       81,844
   10.875% 10/15/09                    150,000      169,500
Orion Power Holdings, Inc.,
   12.000% 05/01/10                     65,000       76,050
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                     190,000      201,875
                                                 ----------
                                                  2,124,873
                                                 ----------
MOTOR FREIGHT & WAREHOUSING - 0.4%
QDI, LLC:
   9.000% 11/15/10 (a)                 160,000      166,000
   12.000% 06/15/09 (a)(g)              41,927       45,072
   12.500% 06/15/08 (g)                170,500      174,046
                                                 ----------
                                                    385,118
                                                 ----------
PIPELINES - 1.0%
Dynegy Holdings, Inc.:
   8.750% 02/15/12                     130,000      125,450
   9.875% 07/15/10 (a)                  70,000       76,300
   10.125% 07/15/13 (a)                 20,000       22,000
GulfTerra Energy Partners LP,
   8.500% 06/01/10                      80,000       87,600
Northwest Pipelines Corp.,
   8.125% 03/01/10                      55,000       61,050
Sonat, Inc.,
   7.625% 07/15/11                     190,000      163,400
Southern Natural Gas Co.,
   8.875% 03/15/10                      95,000      105,688
Williams Companies, Inc.,
   8.125% 03/15/12                     405,000      437,400
                                                 ----------
                                                  1,078,888
                                                 ----------
POLLUTION CONTROL - 0.1%
EnviroSource, Inc.,
   14.000% 12/15/08 (g)                 61,573       59,489
                                                 ----------

RADIOTELEPHONE COMMUNICATIONS - 1.4%
AirGate PCS, Inc.,
   (d) 10/01/09
   (13.500% 10/01/04)                   26,000       16,900
Nextel Communications, Inc.,
   9.375% 11/15/09                     410,000      445,875
Nextel Partners, Inc.,
   11.000% 03/15/10                    325,000      359,125
Rogers Cantel, Inc.,
   9.750% 06/01/16                     300,000      354,000
Triton PCS, Inc.,
   8.750% 11/15/11                      55,000       52,800
US Unwired, Inc.,
   (d) 11/01/09 (13.375% 11/01/04)     330,000      219,450
                                                 ----------
                                                  1,448,150
                                                 ----------




                                           PAR        VALUE
-----------------------------------------------------------
RAILROAD - 0.3%
Kansas City Southern Railway Co.,
   7.500% 06/15/09            USD      100,000    $ 102,250
TFM SA de CV,
   12.500% 06/15/12                    155,000      171,662
                                                 ----------
                                                    273,912
                                                 ----------
TELECOMMUNICATIONS - 2.6%
ACC Escrow Corp.,
   10.000% 08/01/11 (a)                105,000      114,975
American Towers, Inc.,
   7.250% 12/01/11 (a)                  90,000       90,225
Amkor Technology, Inc.:
   9.250% 02/15/08                     130,000      145,600
   10.500% 05/01/09                    120,000      128,400
Avaya, Inc.,
   11.125% 04/01/09                     99,000      116,325
Carrier1 International SA,
   13.250% 02/15/09 (f)                450,000       40,500
Cincinnati Bell, Inc.,
   8.375% 01/15/14 (a)                 135,000      141,750
COLT Telecom Group PLC,
   12.000% 12/15/06                    110,000      109,725
FairPoint Communications, Inc.,
   11.875% 03/01/10                    120,000      141,000
Horizon PCS, Inc.,
   13.750% 06/15/11 (f)                195,000       43,875
Innova S. de R.L.,
   9.375% 09/19/13 (a)                  40,000       40,950
Level 3 Communications, Inc.,
   (d) 12/01/08
   (10.500% 12/01/03)                  170,000      158,950
Lucent Technologies, Inc.,
   6.450% 03/15/29                     150,000      113,625
MCI Communications Corp.:
   7.125% 06/15/27 (f)                  55,000       44,550
   7.500% 08/20/04 (f)                 205,000      166,050
Qwest Capital Funding, Inc.:
   7.250% 02/15/11                     275,000      261,937
   7.750% 02/15/31                     175,000      154,000
Qwest Corp.,
   13.500% 12/15/10 (a)                265,000      311,375
Time Warner Telecom, Inc.:
   9.750% 07/15/08                     275,000      280,500
   10.125% 02/01/11                     30,000       31,050
Western Wireless Corp.,
   9.250% 07/15/13                      85,000       87,975
                                                 ----------
                                                  2,723,337
                                                 ----------
TRANSPORTATION SERVICES - 0.6%
Allied Holdings, Inc.,
   8.625% 10/01/07                     105,000      100,800
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                     225,000      242,437
Stena AB:
   7.500% 11/01/13 (a)                  70,000       70,220
   9.625% 12/01/12                     115,000      127,937



See notes to investment portfolio.

November 30, 2003

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
TRANSPORTATION SERVICES (CONTINUED)
Teekay Shipping Corp.,
   8.875% 07/15/11            USD       45,000     $ 51,075
                                                 ----------
                                                    592,469
                                                 ----------

-----------------------------------------------------------
WHOLESALE TRADE - 0.5%
DURABLE GOODS - 0.5%
Kinetic Concepts, Inc.,
   7.375% 05/15/13 (a)                  50,000       51,500
Playtex Products, Inc.,
   9.375% 06/01/11                     250,000      248,125
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                     180,000      189,000
                                                 ----------
                                                    488,625
                                                 ----------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $41,350,586)                         43,407,284
                                                 ----------

FOREIGN GOVERNMENT OBLIGATIONS - 32.1%
-----------------------------------------------------------
German Republic:
   5.375% 01/04/10            EUR      605,000      778,927
   6.000% 07/04/07                     800,000    1,037,845
Government of Canada:
   5.500% 06/01/10            CAD      680,000      553,000
   10.000% 06/01/08                  1,800,000    1,724,226
Government of France:
   5.000% 10/25/16            EUR      720,000      892,867
   5.500% 10/25/10                     405,000      526,106
Government of New Zealand:
   6.000% 11/15/11            NZD    2,265,000    1,427,310
   6.500% 04/15/13                   1,885,000    1,224,315
Government of Norway:
   6.000% 05/16/11            NOK    7,760,000    1,217,846
   6.750% 01/15/07                   1,550,000      246,169
Government of Poland,
   8.500% 05/12/07            PLN    2,225,000      586,920
Hellenic Republic of Greece:
   5.350% 05/18/11            EUR      750,000      956,943
   8.600% 03/26/08                     260,000      371,923
Kingdom of Sweden:
   5.000% 01/28/09            SEK   13,595,000    1,844,611
   5.500% 10/08/12                   1,870,000      258,386
   6.750% 05/05/14                   3,200,000      483,328
Republic of Brazil:
   9.250% 10/22/10            USD      320,000      330,240
   9.500% 01/24/11            EUR      280,000      346,848
   11.000% 01/11/12           USD      450,000      501,750
   11.000% 08/17/40                    307,000      314,061
   11.500% 04/02/09           EUR      325,000      430,470
   12.750% 01/15/20           USD      330,000      401,775
   14.500% 10/15/09                    490,000      618,870




FOREIGN GOVERNMENT
OBLIGATIONS (CONTINUED)                    PAR        VALUE
-----------------------------------------------------------
Republic of Bulgaria:
   1.938% 07/28/24 (m)        USD      180,000    $ 177,192
   7.500% 01/15/13            EUR      550,000      735,417
Republic of Colombia:
   9.750% 04/09/11            USD      428,013      476,164
   10.000% 01/23/12                    520,000      549,900
   11.500% 05/31/11           EUR      225,000      301,122
Republic of Italy,
   5.250% 08/01/11                   1,630,000    2,078,147
Republic of Peru,
   9.875% 02/06/15            USD      450,000      520,875
Republic of Philippines,
   8.250% 01/15/14                     255,000      238,425
Republic of South Africa:
   5.250% 05/16/13            EUR      545,000      625,421
   13.000% 08/31/10           ZAR    5,655,000    1,061,900
Republic of Venezuela:
   9.250% 09/15/27            USD    1,137,000      943,710
   10.750% 09/19/13                    190,000      186,675
Russian Federation:
   5.000% 03/31/30                   1,135,000    1,063,381
   11.000% 07/24/18                    300,000      397,320
   12.750% 06/24/28                    340,000      533,800
Treasury Corp. of Victoria, Australia,
   7.500% 08/15/08            AUD    1,455,000    1,115,570
United Kingdom:
   5.000% 03/07/12            GBP      360,000      617,804
   7.500% 12/07/06                     250,000      463,043
   9.000% 07/12/11                     415,000      893,180
United Mexican States:
   7.500% 03/08/10            EUR      385,000      509,018
   11.375% 09/15/16           USD      533,000      747,532
   11.500% 05/15/26                    355,000      508,538
Western Australia Treasury Corp.,
   8.750% 08/15/08            AUD    2,050,000    1,653,372
                                                 ----------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $29,782,206)                         33,472,242
                                                 ----------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 22.9%
-----------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 2.4%
Federal National Mortgage Association,
     6.500% 30-Year
       To Be Announced (b)           1,895,000    1,975,537
                                                 ----------

Government National Mortgage Association:
   9.000% 04/15/16 - 12/15/16          251,020      278,863
   10.500% 07/15/19 - 07/15/20          26,309       29,691
   11.000% 01/15/18 - 05/15/19         176,911      200,680
                                                 ----------
                                                    509,234
                                                 ----------

-----------------------------------------------------------



See notes to investment portfolio.

November 30, 2003


U.S. GOVERNMENT AGENCIES
& OBLIGATIONS (CONTINUED)                  PAR        VALUE
-----------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 20.5%
U.S. Treasury Bonds and Notes:
   7.000% 07/15/06            USD    1,700,000  $ 1,899,419
   7.500% 11/15/24                     865,000    1,119,296
   8.875% 02/15/19                     672,000      954,319
   10.375% 11/15/12                  1,520,000    1,934,735
   10.625% 08/15/15                  2,780,000    4,309,759
   11.625% 11/15/04                  1,750,000    1,918,438
   12.000% 08/15/13                  6,732,000    9,287,528
                                                 ----------
                                                 21,423,494
                                                 ----------

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $24,493,256)                         23,908,265
                                                 ----------

PREFERRED STOCKS - 0.9%                 SHARES
-----------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.3%
REAL ESTATE - 0.3%
iStar Financial, Inc.:
   7.800%                                4,797      122,923
   7.875%                                5,700      143,035
                                                 ----------
                                                    265,958
                                                 ----------

-----------------------------------------------------------
MANUFACTURING - 0.1%
FOOD & KINDRED PRODUCTS - 0.0%
Constellation Brands, Inc.,
   5.750%                                1,100       35,475
                                                 ----------

PRINTING & PUBLISHING - 0.1%
PriMedia, Inc.:
   8.625%                                   15        1,357
   9.200%                                  700       64,750
                                                 ----------
                                                     66,107
                                                 ----------

-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%
BROADCASTING - 0.2%
Spanish Broadcasting System, Inc.,
   10.750% (a)                             190      190,950
                                                 ----------

CABLE - 0.3%
CSC Holdings, Inc.,
   11.125%                               3,538      374,143
                                                 ----------

POLLUTION CONTROL - 0.0%
EnviroSource, Inc.,
   7.250% (g)                              209       24,035
                                                 ----------

TOTAL PREFERRED STOCKS
   (cost of $943,959)                               956,668
                                                 ----------

-----------------------------------------------------------



CONVERTIBLE BONDS - 0.5%                   PAR        VALUE
-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%
TELECOMMUNICATIONS - 0.5%
COLT Telecom Group PLC:
   2.000% 03/29/06 (a)        USD      115,000    $ 146,250
   2.000% 12/16/06 (a)                  60,000       76,343
Nortel Networks Corp.,
   4.250% 09/01/08                     310,000      293,647
                                                 ----------
   (cost of $421,579)                               516,240
                                                 ----------

COMMON STOCKS - 0.1% (I)                SHARES
-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
POLLUTION CONTROL - 0.1%
EnviroSource, Inc. (g)                   1,800      129,600
Fairlane Management Corp. (g)            1,800           --(j)
                                                 ----------
                                                    129,600
                                                 ----------
TELECOMMUNICATION - 0.0%
Telus Corp.                                  1           18
                                                 ----------

TOTAL COMMON STOCKS
   (cost of $54)                                    129,618
                                                 ----------

WARRANTS - 0.1% (i)                      UNITS
-----------------------------------------------------------
RETAIL TRADE - 0.0%
FOOD STORES - 0.0%
Pathmark Stores, Inc.,
   Expires 09/19/10                      4,407        4,319
                                                 ----------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
BROADCASTING - 0.1%
XM Satellite Radio Holdings, Inc.:
   Expires 12/31/09                         40       72,000
   Expires 03/15/10 (a)                    100        2,075
                                                 ----------
                                                     74,075
                                                 ----------
CABLE - 0.0%
Cable Satisfaction International, Inc.,
   Expires 03/01/05                        355            4
Ono Finance PLC,
   Expires 03/16/11 (a)(c)                 160            2
                                                 ----------
                                                          6
                                                 ----------
COMMUNICATION SERVICES - 0.0%
UbiquiTel, Inc.,
   Expires 04/15/10 (a)                    150            2
                                                 ----------

MOTOR FREIGHT & WAREHOUSING - 0.0%
QDI, Inc.,
   Expires 01/15/07 (a)(g)                 510        7,818
                                                 ----------





See notes to investment portfolio.

November 30, 2003


WARRANTS (CONTINUED)                     UNITS        VALUE
-----------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
TELECOMMUNICATIONS - 0.0%
AT&T Canada, Inc.,
   Expires 08/15/07 (a)(g)                 250   $       --(j)
Carrier1 International SA,
   Expires 02/19/09 (a)(f)                 209            2
Horizon PCS, Inc.,
   Expires 10/01/10 (a)                    220           --(k)
Jazztel PLC
   Expires 07/15/10 (a)                     40           --(j)
                                                 ----------
                                                          2
                                                 ----------
TOTAL WARRANTS
   (cost of $605,161)                                86,222
                                                 ----------

SHORT-TERM OBLIGATION - 2.3%               PAR
------------------------------------------------------------
Repurchase agreement with State Street
   Bank & Trust Co., dated 11/28/03,
   due 12/01/03 at 0.950%, collateralized
   by U.S. Treasury Bonds maturing
   02/15/29, market value of $2,412,167
   (repurchase proceeds $2,364,187)
   (cost of $2,364,000)       USD    2,364,000    2,364,000
                                                 ----------

TOTAL INVESTMENTS - 100.6%
   (cost of $99,960,801) (l)                    104,840,539
                                                -----------

OTHER ASSETS & LIABILITIES, NET - (0.6)%           (602,631)
-----------------------------------------------------------
NET ASSETS - 100.0%                            $104,237,908
                                               ============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to $8,315,545, which represents 8.0% of net assets.
(b) This security has been purchased on a delayed delivery basis.
(c) Zero coupon bond.
(d) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing this rate.
(e) The issuer is in default of certain debt covenants. Income is not being accrued.
(f) As of November 30, 2003, the Trust held securities of certain issuers that have filed for bankruptcy protection under Chapter 11 representing 0.8% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.
(g) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(h) Income is not being accrued on this security.
(i) Non-income producing.
(j) Amount rounds to less than $1.
(k) Security has no value.
(l) Cost for federal income tax purposes is $101,551,704.
(m) Interest rates on variable rate securities change periodically. The rate listed is as of November 30, 2003.



As of November 30, 2003, the Trust had entered into the following forward currency exchange contracts

     CONTRACTS         IN EXCHANGE   SETTLEMENT  NET UNREALIZED
    TO DELIVER             FOR          DATE      DEPRECIATION
---------------------------------------------------------------
CAD     170,000     USD    130,937    12/15/03      $ (783)
EUR     128,800     USD    154,482    12/08/03      (6,877)
EUR   1,020,000     USD  1,223,128    12/15/03     (36,868)
EUR     240,000     USD    287,718    12/24/03      (1,638)
EUR     450,000     USD    539,471    12/24/03      (3,071)
EUR     232,000     USD    278,127    12/24/03      (1,583)
EUR   1,510,000     USD  1,810,226    12/24/03     (10,306)
EUR     172,000     USD    206,198    12/24/03      (1,174)
GBP     265,000     USD    455,788    12/15/03     (12,390)
GBP     211,000     USD    362,665    12/24/03      (3,543)
GBP      29,200     USD     50,189    12/24/03        (520)
NOK   2,771,000     USD    405,800    12/29/03      (2,452)
NOK     436,000     USD     63,850    12/29/03        (303)
                                                  --------
                                                  $(81,508)
                                                  ========

SUMMARY OF SECURITIES                           % OF TOTAL
BY COUNTRY (UNAUDITED)                  VALUE   INVESTMENTS
--------------------------------------------------------------
United States                     $ 66,046,178          63.0%
Canada                               4,012,198           3.8
United Kingdom                       3,740,150           3.6
Brazil                               2,944,014           2.8
Australia                            2,768,942           2.6
Sweden                               2,714,263           2.6
New Zealand                          2,651,625           2.5
Mexico                               2,245,038           2.1
Russia                               2,145,702           2.1
Italy                                2,078,147           2.0
Germany                              1,816,772           1.7
South Africa                         1,687,321           1.6
France                               1,574,898           1.5
Norway                               1,464,015           1.4
Venezuela                            1,379,939           1.3
Greece                               1,328,866           1.3
Colombia                             1,327,186           1.3
Bulgaria                               912,609           0.9
Poland                                 586,920           0.6
Peru                                   520,875           0.5
Ireland                                260,850           0.3
Netherlands                            252,625           0.2
Philippines                            238,425           0.2
Liberia                                102,481           0.1
Luxembourg                              40,500           0.0
                                  ------------       -------
                                  $104,840,539         100.0%
                                  ============       =======

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM                         NAME
--------------------------------------------------------------
            AUD                      Australian Dollar
            CAD                      Canadian Dollar
            EUR                      Euro
            GBP                      Great British Pound
            NOK                      Norwegian Kroner
            NZD                      New Zealand Dollar
            PLN                      Polish Zloty
            SEK                      Swedish Kroner
            USD                      United States Dollar
            ZAR                      South African Rand

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003



ASSETS:

Investments, at cost                           $ 99,960,801
                                               ------------
Investments, at value                          $104,840,539
Cash                                                105,090
Receivable for:
   Investments sold                                 316,235
   Interest                                       2,270,710
   Dividends                                          5,241
   Dollar roll fee income                             3,256
Deferred Trustees' compensation plan                  5,724
                                               ------------
   Total Assets                                 107,546,795
                                               ------------

LIABILITIES:

Net unrealized depreciation on foreign
   forward currency contracts                        81,508
Payable for:
   Investments purchased                            364,718
   Investments purchased
      on a delayed delivery basis                 2,110,350
   Distributions                                    594,486
   Investment advisory fee                           63,055
   Pricing and bookkeeping fees                      16,642
   Trustees' fees                                     1,190
   Audit fee                                         37,820
   Custody fee                                       12,440
Deferred Trustees' fees                               5,724
Other liabilities                                    20,954
                                               ------------
   Total Liabilities                              3,308,887
                                               ------------
NET ASSETS                                     $104,237,908
                                               ============

COMPOSITION OF NET ASSETS:

Paid-in capital                                $120,444,511
Overdistributed net investment income              (898,430)
Accumulated net realized loss                   (20,146,402)
Net unrealized appreciation (depreciation) on:
   Investments                                    4,879,738
   Foreign currency translations                    (41,509)
                                               ------------
NET ASSETS                                     $104,237,908
                                               ============

Shares outstanding                               11,009,000
                                               ------------
Net asset value per share                      $       9.47
                                               ============




STATEMENT OF OPERATIONS

For the Year Ended November 30, 2003


INVESTMENT INCOME:

Interest                                       $  7,446,102
Dividends                                            51,490
Dollar roll fee income                               23,204
                                               ------------
   Total Investment Income                        7,520,796
                                               ------------

EXPENSES:

Investment advisory fee                             753,564
Transfer agent fee                                   52,996
Pricing and bookkeeping fees                         85,587
Trustees' fees                                       10,806
Custody fee                                          43,044
Other expenses                                       99,251
                                               ------------
   Total Expenses                                 1,045,248
Custody earnings credit                                (432)
                                               ------------
   Net Expenses                                   1,044,816
                                               ------------
Net Investment Income                             6,475,980
                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                    2,571,157
   Foreign currency transactions                   (822,476)
                                               ------------
      Net realized gain                           1,748,681
                                               ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                    8,623,930
   Foreign currency translations                   (142,419)
                                               ------------
      Net change in unrealized
        appreciation/depreciation                 8,481,511
                                               ------------
Net Gain                                         10,230,192
                                               ------------
Net Increase in Net Assets from Operations     $ 16,706,172
                                               ------------




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED
                                                                                                       NOVEMBER 30,
                                                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                               2003                2002
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                         $  6,475,980        $ 6,889,522
Net realized gain (loss) on investments and foreign currency transactions                        1,748,681         (6,271,115)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations                                              8,481,511          3,751,685
                                                                                              ------------        -----------
Net Increase from Operations                                                                    16,706,172          4,370,092
                                                                                              ------------        -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (7,133,128)        (7,072,078)
Return of capital                                                                                       --           (720,793)
                                                                                              ------------        -----------
Total Distributions Declared to Shareholders                                                    (7,133,128)        (7,792,871)
                                                                                              ------------        -----------
Total Increase (Decrease) in Net Assets                                                          9,573,044         (3,422,779)

NET ASSETS:
Beginning of period                                                                             94,664,864         98,087,643
                                                                                              ------------        -----------
End of period (including overdistributed net investment income
   of $(898,430) and $(1,884,573), respectively)                                              $104,237,908        $94,664,864
                                                                                              ============        ===========

NUMBER OF TRUST SHARES OUTSTANDING:
End of period                                                                                   11,009,000         11,009,000
                                                                                              ------------        -----------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003


NOTE 1. ORGANIZATION

Colonial InterMarket Income Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks to maximize current income by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities.

TRUST SHARES

The Trust may issue an unlimited number of shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Trust's net asset value. In such an event, the foreign security will be valued at the fair value.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Trust may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Trust may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Trust's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Trust's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Trust could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of

November 30, 2003

the contracts. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the forward currency contract commitment in a separate account.

REPURCHASE AGREEMENTS

The Trust may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. The Trust, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral securities are marked-to-market daily to ensure that their market value is at least equal, at all times, to the repurchase price. (In the event that the market value of the collateral securities declines below the repurchase price of the repurchase agreement, additional securities will be required to be segregated.) A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Trust may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Trust of securities that it holds with an agreement by the Trust to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Trust will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Trust may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Trust's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Trust maintains U.S. Government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the delayed delivery commitment in a separate account.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Trust becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Trust does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, by distributing substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions, market discount and paydowns were identified and reclassified among the components of the Trust's net assets as follows:

November 30, 2003

       ACCUMULATED          ACCUMULATED
     NET INVESTMENT        NET REALIZED           PAID-IN
          LOSS                 LOSS               CAPITAL
      ------------         ------------           ------
       $1,643,291          $(1,644,916)           $1,625

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                               NOVEMBER 30,    NOVEMBER 30,
                                   2003            2002
                               ------------    ------------
Distributions paid from:
  Ordinary Income*               $7,133,128      $7,072,078
  Tax Return of Capital                  --         720,793
  Long-Term Capital Gains                --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED         UNDISTRIBUTED
        ORDINARY             LONG-TERM        NET UNREALIZED
         INCOME            CAPITAL GAINS       APPRECIATION*
      ------------         ------------        ------------
       $1,143,948               $--             $3,328,834

* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                      $ 7,641,162
   Unrealized depreciation                       (4,352,327)
                                                -----------
     Net unrealized appreciation                $ 3,288,835
                                                -----------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                   CAPITAL LOSS
          EXPIRATION                  CARRYFORWARD
          ----------                 -------------
             2007                      $ 1,469,295
             2008                        5,857,135
             2009                        5,692,253
             2010                        7,020,484
                                     -------------
                                      $ 20,039,167
                                     -------------

Capital loss carryforwards of $104,018 were utilized and/or expired during the year ended November 30, 2003 for the Trust.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Trust, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Trust's investment advisor. The merger did not change the way the Trust is managed, the investment personnel assigned to manage the Trust or the fees paid by the Trust.

INVESTMENT ADVISORY FEE

Columbia is the investment advisor to the Trust and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.75% of the Trust's average weekly net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Trust, Columbia receives from the Trust an annual flat fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets of the Trust for that month. The Trust also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.085%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Trust pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $63,594,444 and $63,005,491, respectively, of which $3,224,225 and $4,010,318, respectively, were U.S. government securities.

November 30, 2003


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES
INDUSTRY FOCUS

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                                   YEAR ENDED NOVEMBER 30,
                                                             --------------------------------------------------------------------
                                                                  2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      8.60  $      8.91  $      9.14  $     10.26  $     11.13
                                                               -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.59(a)      0.63(a)(b)   0.78(a)      0.90(c)      0.91
Net realized and unrealized gain (loss)
   on investments and foreign currency                                0.93        (0.23)(b)    (0.17)       (1.13)       (0.88)
                                                               -----------  -----------  -----------  -----------  -----------
     Total from Investment Operations                                 1.52         0.40         0.61        (0.23)        0.03
                                                               -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (0.65)       (0.64)       (0.75)       (0.87)       (0.90)
Return of capital                                                       --        (0.07)       (0.09)       (0.02)          --
                                                               -----------  -----------  -----------  -----------  -----------
   Total Distributions Declared to Shareholders                      (0.65)       (0.71)       (0.84)       (0.89)       (0.90)
                                                               -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                 $      9.47  $      8.60  $      8.91  $      9.14  $     10.26
                                                               ===========  ===========  ===========  ===========  ===========
Market price per share                                         $      8.96  $      7.98  $      8.19  $      7.94  $      8.31
                                                               ===========  ===========  ===========  ===========  ===========
Total return--based on market value (d)                             20.93%        6.00%       13.47%        6.08%     (13.51)%
                                                               ===========  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                                         1.04%        1.00%        1.04%        0.94%        1.00%
Net investment income (e)                                            6.44%        7.24%(b)     8.52%        9.08%        8.51%
Portfolio turnover rate                                                64%          83%          65%          53%          52%
Net assets, end of period (000's)                              $   104,238  $    94,665  $    98,088  $   100,649  $   113,005


(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Trust adopted the provision of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the net investment income per share by $0.04, decrease the net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 7.79% to 7.24%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

19

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED NOVEMBER 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                                  1998         1997         1996         1995         1994
                                                            -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     11.45  $     11.52  $     11.27  $     10.41  $     12.01
                                                               -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.94         0.91         1.00         0.99         0.98
Net realized and unrealized gain (loss)
   on investments and foreign currency                               (0.25)          --(a)      0.24         0.82        (1.27)
                                                               -----------  -----------  -----------  -----------  -----------
     Total from Investment Operations                                 0.69         0.91         1.24         1.81        (0.29)
                                                               -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (0.93)       (0.98)       (0.99)       (0.95)       (0.97)
In excess of net investment income                                      --(a)        --                                     --
From net realized gains                                              (0.03)          --           --           --        (0.34)
In excess of net realized gains                                      (0.05)          --           --           --           --
                                                               -----------  -----------  -----------  -----------  -----------
   Total Distributions Declared to Shareholders                      (1.01)       (0.98)       (0.99)       (0.95)        (1.31)
                                                               -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                 $     11.13  $     11.45  $     11.52  $     11.27  $     10.41
                                                               ===========  ===========  ===========  ===========  ===========
Market price per share                                         $     10.56  $     10.94  $     10.63  $     10.75  $     10.00
                                                               ===========  ===========  ===========  ===========  ===========
Total return-- based on market value (b)                             6.26%       12.62%        8.30%       17.67%      (5.42)%
                                                               ===========  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (c)                                                         0.93%        0.96%        0.95%        0.97%        0.98%
Net investment income (c)                                            8.22%        8.06%        8.33%        8.73%        8.84%
Portfolio turnover rate                                                99%         156%         117%          77%          99%
Net assets, end of period (000's)                              $   122,490  $   126,011  $   126,835  $   124,097  $   114,568

(a)Rounds to less than $0.01 per share.
(b)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(c)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES AND SHAREHOLDERS OF COLONIAL INTERMARKET INCOME TRUST I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial InterMarket Income Trust I (the "Trust") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

January 12, 2004

DIVIDEND REINVESTMENT PLAN

COLONIAL INTERMARKET INCOME TRUST I

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Trust by EquiServe Trust Company, N.A. (the "Plan Agent") unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date therefore by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Trust. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent's fees for the handling of the reinvestment of distributions will be paid by the Trust. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. Purchase orders from the participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to the Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A., by mail at P.O. Box 403011, Providence, RI 02940-3011, or by phone at 1-800-426-5523.

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
----------------------
Douglas A. Hacker              Trustee      1996     Executive Vice President-Strategy of United Airlines   119         Orbitz
(age 48)                                             (airline) since December, 2002 (formerly President                (online
P.O. Box 66100                                       of UAL Loyalty Services (airline) from September,                  travel
Chicago, IL 60666                                    2001 to December, 2002; Executive Vice President                  company)
                                                     and Chief Financial Officer of United Airlines from
                                                     March, 1993 to September, 2001).

Janet Langford Kelly           Trustee      1996     Chief Administrative Officer and Senior Vice           119         None
(age 45)                                             President, Kmart Holding Corporation (consumer
3100 West Beaver Road                                goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                                  Vice President-Corporate Development and
                                                     Administration, General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer), from September,
                                                     1999 to August, 2003; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer-products manufacturer)
                                                     from January, 1995 to September, 1999).

Richard W. Lowry               Trustee      1995     Private Investor since August, 1987 (formerly          121 3       None
(age 67)                                             Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive                               Corporation (building products manufacturer)).
Vero Beach, FL 32963

Charles R. Nelson              Trustee      1981     Professor of Economics, University of Washington,      119         None
(age 61)                                             since January, 1976; Ford and Louisa Van Voorhis
Department of Economics                              Professor of Political Economy, University of
University of Washington                             Washington, since September, 1993; Director,
Seattle, WA 98195                                    Institute for Economic Research, University of
                                                     Washington, since September, 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September, 1980; Associate Editor, Journal of
                                                     Money Credit and Banking, since September, 1993;
                                                     consultant on econometric and statistical matters.

John J. Neuhauser              Trustee      1985     Academic Vice President and Dean of Faculties          122 3,4   Saucony, Inc.
(age 60)                                             since August, 1999, Boston College (formerly                       (athletic
84 College Road                                      Dean, Boston College School of Management from                     footwear);
Chestnut Hill, MA 02467-3838                         September, 1977 to September, 1999).                            SkillSoft Corp.
                                                                                                                      (e-learning)

Patrick J. Simpson             Trustee      2000     Partner, Perkins Coie L.L.P. (law firm).               119          None
(age 58)
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204




23


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees (continued)
----------------------------------
Thomas E. Stitzel              Trustee      1998     Business Consultant since 1999 (formerly Professor     119         None
(age 67)                                             of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place                               Boise State University); Chartered Financial Analyst.
Boise, ID 83706

Thomas C. Theobald             Trustee      1996     Managing Director, William Blair Capital Partners      119         Anixter
(age 66)                         and                 (private equity investing) since September, 1994.               International
27 West Monroe Street,       Chairman of                                                                                (network
Suite 3500                   the Board6                                                                                  support
Chicago, IL 60606                                                                                                       equipment
                                                                                                                       distributor),
                                                                                                                       Jones Lang
                                                                                                                      LaSalle (real
                                                                                                                         estate
                                                                                                                       management
                                                                                                                      services) and
                                                                                                                        MONY Group
                                                                                                                    (life insurance)

Anne-Lee Verville              Trustee      1998     Author and speaker on educational systems needs        120 4      Chairman of
(age 58)                                             (formerly General Manager, Global Education                      the Board of
359 Stickney Hill Road                               Industry, IBM Corporation (computer and                            Directors,
Hopkinton, NH 03229                                  technology) from 1994 to 1997).                                  Enesco Group,
                                                                                                                     Inc. (designer,
                                                                                                                      importer and
                                                                                                                     distributor of
                                                                                                                      giftware and
                                                                                                                      collectibles)

Richard L. Woolworth           Trustee      1991     Retired since December 2003 (formerly Chairman         119         NW Natural
(age 62)                                             and Chief Executive Officer, The Regence Group                  (a natural gas
100 S.W. Market Street                               (regional health insurer); Chairman and Chief                 service provider)
#1500                                                Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207                                   Certified Public Accountant, Arthur Young & Company).




24


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Interested Trustees
-------------------
William E. Mayer2              Trustee      1994     Managing Partner, Park Avenue Equity Partners          121 3   Lee Enterprises
(age 63)                                             (private equity) since February, 1999 (formerly                 (print media),
399 Park Avenue                                      Founding Partner, Development Capital LLC from                   WR Hambrecht
Suite 3204                                           November 1996 to February, 1999).                              + Co. (financial
New York, NY 10022                                                                                                 service provider)
                                                                                                                    and First Health
                                                                                                                      (healthcare)

Joseph R. Palombo2             Trustee      2000     Executive Vice President and Chief Operating           120 5       None
(age 50)                         and                 Officer of Columbia Management Group, Inc. since
One Financial Center         President               December, 2001 and Director, Executive Vice
Boston, MA 02111                                     President and Chief Operating Officer of Columbia
                                                     Management Advisors, Inc. (Advisor) since April,
                                                     2003 (formerly Chief Operations Officer of Mutual
                                                     Funds, Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001; Executive Vice
                                                     President of Stein Roe & Farnham Incorporated
                                                     (Stein Roe) from April, 1999 to April, 2003;
                                                     Director of Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April, 2003;
                                                     Director of Stein Roe from September, 2000 to
                                                     April, 2003) President of Columbia Funds and
                                                     Galaxy Funds since February, 2003 (formerly Vice
                                                     President from September 2002 to February 2003);
                                                     Manager of Columbia Floating Rate Limited Liability
                                                     Company since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from April, 1999
                                                     to August, 2000; Chief Operating Officer and Chief
                                                     Compliance Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
3 Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5 Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
6 Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.


OFFICERS

                                    Year first
                     Position with  elected or
                        Columbia     appointed
Name, address and age     funds      to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
Officers
--------
Vicki L. Benjamin        Chief       2001       Controller of the Columbia Funds and of the Liberty All-Star Funds since May, 2002;
(Age 42)              Accounting                Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center  Officer and               June, 2001; Controller and Chief Accounting Officer of the Galaxy Funds since
Boston, MA 02111      Controller                September, 2002 (formerly Vice President, Corporate Audit, State Street Bank and
                                                Trust Company from May, 1998 to April, 2001).

J. Kevin Connaughton   Treasurer     2000       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 39)                                        2000; Vice President of the Advisor since April, 2003 (formerly Controller of the
One Financial Center                            Liberty Funds and of the Liberty All-Star Funds from February, 1998 to October,
Boston, MA 02111                                2000); Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia
                                                Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice
                                                President of Colonial from February, 1998 to October, 2000).

David A. Rozenson      Secretary     2003       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 49)                                        2003; Senior Counsel, Fleet Boston Financial Corporation since January, 1996;
One Financial Center                            Associate General Counsel, Columbia Management Group since November, 2002.
Boston, MA 02111

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

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

TRANSFER AGENT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial InterMarket Income Trust I is:

EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA  02021


The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the policies and procedures that the trust uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-730-6001 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

This report has been prepared for shareholders of Colonial InterMarket Income Trust I.

COLONIAL INTERMARKET INCOME TRUST I   ANNUAL REPORT

                                                198-02/582Q-1103 (01/04) 03/3856

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            Colonial InterMarket Income Trust I
            ------------------------------------------------------------------


By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                           February 4, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                          February 4, 2004
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By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                          J. Kevin Connaughton, Treasurer


Date                               February 4, 2004
    --------------------------------------------------------------------------